UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant's telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                           SEVENTY-SIXTH ANNUAL REPORT

                                      2004

================================================================================

                               SIGNS OF THE TIMES

      "Economists have long predicted that education will be the fuel that drives the global economy. Well, many nations have already begun to rev their engines, while America's is stalled.

      "Several Latin American governments now provide monthly stipends to poor parents who keep their children in school rather than sending them to work in factories or on the streets. Some 20 million people in Mexico, Honduras, and Nicaragua already participate in such programs. By 2006, 11.4 million families in Brazil will participate in the stipend program. That's more than 45 million people, or about a quarter of the country's population.

      "Meanwhile, other nations are quickly becoming the world's leading providers of higher education. College enrollments may be booming here in the U.S., but China graduates twice as many students with Bachelor's degrees and six times as many engineering majors as the U.S., and India and Singapore are pumping out scientists through top-notch undergraduate programs. In 2001, India graduated almost a million more students from college than the U.S. did, including 100,000 more in the sciences and 60,000 more in engineering." (Craig
R. Barrett, The Wall Street Journal, March 4, 2004)

                                   ----------

      "A currency can be anything that all members of society agree it should be. The current boom in plastic is one of those rare moments in history when that agreement shifts and one payment form overtakes another as the preferred way to pay. The first such change came sometime between the 10th and 6th centuries B.C., when Greece and India each introduced metal coins, which surpassed barter or the shell currencies of earlier times.

      "Coins dominated trade for the next 2000 years, until the introduction of checks by Italian merchants in the Middle Ages. In 1690, Massachusetts became the first of the colonies to introduce paper money. Cash took decades to gain broad acceptance, but eventually became the standard of payment for the next three centuries....

      "Last year, cash was used in 32% of retail transactions, down from 39% in 1999. Credit card usage has remained stable, accounting for about 21% of purchases during that time. Meanwhile debit cards, which take money out of checking accounts immediately after each purchase, shot up to 31% of purchases last year, from 21% in 1999." (Jathon Sapsford, The Wall Street Journal, July 23, 2004)

                                   ----------

      "Social Security was developed at a time when the number of workers paying into the system greatly outnumbered those who were receiving funds, and thus the promise made by government was easily kept. But times change while policies atrophy, and Social Security has evolved into a system that places an increasingly onerous burden on the young; the ratio of workers to elderly has shifted from 41-to-1 in the 1930's, to 3-to-1 today." (Edward C. Prescott, The Wall Street Journal, December 29, 2004)

                                   ----------


                                     [ 2 ]

                               SIGNS OF THE TIMES

      "...There can be no doubt that the world is getting warmer. Temperatures have already risen by 0.7(degree)C over the past century, and the ten hottest years on record have all occurred since 1991. It's the fastest rise in temperatures in the northern hemisphere for a thousand years.

      "This temperature rise has meant a rise in sea level that, if it continues as predicted, will mean hundreds of millions of people increasingly at risk from flooding. And climate change means more than warmer weather: other extreme, increasingly unpredictable, weather events such as rainstorms and droughts will also have a heavy human and economic cost.

      "It is true, of course, that some scientists still contest the reasons for these changes. But it would be false to suggest that scientific opinion is equally split. It is not. The overwhelming view of experts is that climate change, to a greater or lesser extent, is man-made and, without action, will get worse. And as the evidence gets stronger by the day, the skeptics dwindle in number." (Tony Blair, The Economist, January 1, 2005)

                                   ----------

      "PCs are roughly a quarter-century old. People who think of them as mature commodities might have thought the same thing about televisions in the 1970s - when TV was in fact on the brink of all sorts of revolutions. The airplane was 25 years old in the late 1920s; luckily, airplane companies kept inventing, developing and selling new types. The automobile turned a quarter-century old in the early `20s - and Henry Ford did consign it to Commodity Limbo. He figured that the Model T was grown-up, settled-down, fully-evolved. He almost wrecked his business, but finally got the message and produced the Model A and a long line of subsequent new designs. Obviously there are big differences between the PC and these technologies. But there is also a big similarity: all were (or are) destined to take a lot longer than 25 years to reach maturity." (David Gelernter, The Wall Street Journal, December 9, 2004)

                                   ----------

      "In 1980, America was the largest creditor nation in the world, with a $360 billion surplus in net international investment. It is now the largest debtor nation, with a net deficit of $2.7 trillion." (Stephen Roach, Barrons, December 6, 2004)

                                   ----------

      "Interest income that once went to lenders within the United States now seeps overseas to foreign lenders. Foreigners own more than 40 percent of all Treasury securities, up from less than 15 percent a decade ago. They purchase these securities with the dollars American consumers pay for imports, in effect lending the dollars back to Americans for more purchases. The money collected through the Treasury sales finds its way back to the public through the Bush administration's deficit spending, and the cycle of purchasing on credit continues." (Louis Uchitelle, The Wall Street Journal, September 18, 2004)


                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION
       (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under
             the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                            Per Share of Common Stock
                                  ---------------------------------------------
             Total      Convertible    Net        Net                             Net realized    Unrealized
              net       Preference    asset   investment     Divi-    Distribu-    investment    appreciation
Year        assets       Stock(A)     value    income(B)    dends(C)   tions(C)       gain      of investments
----        ------      -----------   -----   ----------    --------  ---------   ------------  --------------
1994     $226,639,144   $9,687,575   $17.60                                                       $109,278,788
1995      292,547,559    9,488,350    21.74      $.31         $.33      $1.60      $20,112,563     162,016,798
1996      356,685,785    9,102,050    25.64       .27          .28       1.37       18,154,136     214,721,981
1997      434,423,053    9,040,850    29.97       .24          .34       2.08       30,133,125     273,760,444
1998      476,463,575    8,986,125    31.43       .29          .29       1.65       22,908,091     301,750,135
1999      590,655,679           --    35.05       .26          .26       2.34       43,205,449     394,282,360
2000      596,289,086           --    32.94       .32          .32       4.03       65,921,671     363,263,634
2001      539,839,060           --    28.54       .18          .22       1.58*      13,662,612     304,887,640
2002      361,942,568           --    18.72       .14          .14       1.11       22,869,274     119,501,484
2003      478,959,218           --    24.32       .09          .11       1.29       24,761,313     229,388,141
2004      529,468,675           --    26.44       .11          .11       1.21       25,103,157     271,710,179

----------
A-    At liquidation preference.

B- Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C- Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from undistributed net investment income. Distributions are from long-term investment gains.

*     Includes a non-taxable return of capital of $.55.

      The Common Stock is listed on the American Stock Exchange under the symbol CET. On December 31, 2004 the market quotations were: $22.66 low, $22.95 high and $22.85 last sale.

      Central's results to December 31, 2004 versus the S&P 500:

                                           Central's     Central's    Standard &
Average Annual Total Return               NAV Return   Market Return  Poor's 500
---------------------------               ----------   -------------  ----------
One Year...............................      15.4%         16.2%         10.9%
Five Year..............................       2.6%          4.8%         (2.3%)
Ten Year...............................      13.8%         12.9%         11.9%
Fifteen Year...........................      14.9%         15.4%         10.8%


                                     [ 4 ]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2004,  as  reported  upon  by  our independent registered auditors, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                   December 31,    December 31,
                                                       2004            2003
                                                       ----            ----

Net assets......................................   $529,468,675    $478,959,218

Net assets per share of Common Stock............          26.44           24.32

    Shares of Common Stock outstanding..........     20,023,209      19,692,777

      Comparative operating results are as follows:

                                                     Year 2004      Year 2003
                                                     ---------      ---------

Net investment income...........................    $ 2,073,746    $  1,740,024

    Per share of Common Stock...................            .11*            .09*

Net realized gain on sale of investments........     25,103,157      24,761,313

Increase in net unrealized appreciation
    of investments..............................     42,322,038     109,886,657

Increase in net assets resulting from
    operations..................................     69,498,941     136,387,994

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2004, a cash dividend of $.15 per share paid on June 25 and an optional distribution of $1.17 per share in cash, or one share of Common Stock for each 18 shares held, paid on December 27. The Corporation has been advised that of the $1.32 paid in 2004, $.11 represents ordinary income and $1.21 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 47% of the outstanding shares of Common Stock elected stock, and they received 507,232 Common shares.

      During 2004 the Corporation repurchased 176,800 shares of its Common Stock on the American Stock Exchange and in private transactions with stockholders at an average price per share of $21.90. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.


                                     [ 5 ]

      The Plymouth Rock Company is currently Central's largest holding and it contributed a significant portion of Central's increase in net assets last year. A review of the history of the Plymouth Rock investment is therefore in order. In December 1982, Central financed a new company founded by James M. Stone, Keith Rodney and James N. Bailey. The team's leader, James Stone, had been Insurance Commissioner of Massachusetts and Chairman of the Commodities Futures Trading Commission under President Jimmy Carter. The new company obtained a license and began writing personal lines (automobile and homeowners insurance) in Massachusetts. It became profitable after two years in a difficult environment. During the decade of the 1980's, the company rapidly expanded its personal lines business and began to develop diversification plans. Since then the company has continued to grow geographically and by acquisition. It began paying dividends on its common stock in 1993. Further, an outstanding management team of breadth and depth is being developed under the astute aegis of CEO James Stone.

      Although audited financial statements will not be available for Plymouth Rock until March, (the 2003 annual report is available on Plymouth Rock's website at www.prac.com), it appears that the company had an excellent 2004 with net income increasing by more than 50%. Under reasonably favorable industry conditions, Plymouth Rock should continue to be able to produce enough net income to fund dividends for stockholders and reinvestment opportunities, including possible geographic expansion. There are challenges, however. Among them are an uncertain regulatory environment in Massachusetts and more competition in New Jersey. In addition, the company is undertaking a costly information technology project that will take several years to complete.

      We are often asked how we value Plymouth Rock stock since it is not publicly traded. It is valued by Central's Board of Directors. We start with an independent appraisal commissioned by Plymouth Rock to determine the fair market value of the stock. We then compare Plymouth Rock with other insurance and insurance service companies. In addition, we evaluate management, corporate governance, the company and industry outlooks, marketability and other factors including any recent private transactions to come up with our value.

      Overall equity market returns last year were somewhat above the long-term trend of 8-10%. As measured by the S&P 500, the stock market increased by 10.9%. The Russell 2000, an index of smaller companies, increased by 18.3%. Central's 15.4% increase was positively affected by a number of our investments in the energy, industrial and financial sectors. Investments in the technology sector detracted from results. Our investment activity as measured by portfolio turnover (16%) was slightly greater than it has been in recent years, with seven new investments and the sale of ten. At year end we had 38 holdings. The ten largest, shown on page eight, accounted for 56% of net assets. Short-term commercial paper and Treasury bills amounted to 8.3%. Investments in the technology sector represented 28% of net assets down from 37% last year. The financial sector represented 32% up from 27% one year ago. The comparable percentages for the S&P 500 Index were: 16% in technology and 21% in the financial sector.


                                     [ 6 ]

      In the past few years the number of hedge funds has increased dramatically. Computer-aided trading strategies now account for more than fifty percent of the trading volume on the New York Stock Exchange. The practice of "benchmarking" in which investors try to match the results of a particular index has, also, become more prevalent. These investors can have the effect of pushing markets to extremes in the short run, making investing an even more challenging endeavor.

      Our investment approach continues to be based on the long-term view. We look for companies with good economic fundamentals, and the potential for an increase in value. It is important to be able to make investments at a reasonable if not a bargain price. We attempt to estimate the probable value of a company over a period of three to five years into the future. Many, if not most, investors have a shorter time horizon, and we believe that our ability to take a long-term view has been a great advantage to Central's stockholders. The integrity of the management of the companies in which we invest is a most important consideration. This point has been made brutally clear by the many scandals which have come to light in the past few years.

      Our long-standing practice has been to keep about one half of our assets in a small number of companies, with the remainder in a general market portfolio. We believe the risk associated with this approach can be reduced through knowledge of the companies in which we invest. Ideally we want to hold growing, profitable companies for extended periods of time. The period of significant growth for any particular company will not last indefinitely and over time the composition of our assets will change as long-term investments are reduced or sold and the proceeds redeployed.

      It is our goal to provide shareholders with investment management that will be judged as excellent over the long-term. We are confident that under reasonably favorable economic conditions our investment approach will continue to provide satisfactory results.

      Shareholder inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION
                                                     WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
January 26, 2005


                                     [ 7 ]

                             TEN LARGEST INVESTMENTS

                                                                                         December 31, 2004
                                                                                         -----------------    Percent of  Year First
                                                                                          Cost       Value    Net Assets   Acquired
                                                                                         ------      -----    ----------  ----------
                                                                                             (millions)
The Plymouth Rock Company, Inc......................................................     $ 2.2       $93.0      17.6%        1982
Brady Corporation...................................................................       2.3        31.6       6.0         1984
Capital One Financial Corporation...................................................       1.8        30.7       5.8         1994
Convergys Corporation...............................................................      28.1        25.3       4.8         1998
Murphy Oil Corporation..............................................................       3.7        24.1       4.6         1974
Intel Corporation...................................................................       0.4        22.9       4.3         1986
Unocal Corporation..................................................................      14.7        17.3       3.3         2004
Flextronics International Ltd.......................................................       3.8        16.7       3.2         1996
The Bank of New York Company, Inc...................................................       3.3        16.7       3.2         1993
SunGard Data Systems Inc............................................................       6.4        16.1       3.1         1999

                         DIVERSIFICATION OF INVESTMENTS

                                December 31, 2004

                                                                                                                     Percent of
                                                                                                                     Net Assets
                                                                                                                     December 31
                                                                                                                    ------------
                                                                         Issues      Value             Cost         2004    2003
                                                                         ------      -----             ----         ----    ----
Common Stocks:
  Insurance.............................................................    4     $107,276,200      $12,861,609     20.3%   16.3%
  Information Technology Services.......................................    7       83,277,200       69,563,913     15.7    19.5
  Energy................................................................    5       69,258,400       38,731,561     13.1     7.5
  Electronics...........................................................    6       64,695,444       16,378,776     12.2    17.7
  Banking and Finance...................................................    3       60,927,150       20,335,450     11.5    10.3
  Manufacturing.........................................................    3       51,185,500       15,448,272      9.7    10.6
  Health Care...........................................................    5       20,669,000       20,027,285      3.9     4.5
  Chemicals.............................................................    2       18,865,500       13,068,047      3.6     3.6
  Transportation........................................................    1        4,483,558        1,262,500      0.9     0.8
  Communications........................................................    1        3,735,000        5,247,171      0.7     1.1
  Retail Trade..........................................................    1          280,000           18,190      0.1     0.7

Short-Term Investments..................................................    3       43,992,621       43,992,621      8.3     7.3


                                     [ 8 ]

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2004
                    (Common Stock unless specified otherwise)

                                                                                                    Number of Shares
                                                                                       --------------------------------------------
                                                                                                                        Held
                                                                                       Purchased         Sold     December 31, 2004
                                                                                       ---------         ----     -----------------
ArvinMeritor, Inc.................................................................                      600,000              --
Brady Corporation.................................................................                       10,000         505,000
CarMax Inc........................................................................                      100,000              --
Cincinnati Bell Inc...............................................................                      100,000         900,000
Convergys Corporation.............................................................       60,000                       1,690,000
Freescale Semiconductor, Inc......................................................       22,083(a)                       22,083
McMoRan Exploration Co............................................................       53,000                         320,000
Merck & Co., Inc..................................................................       50,000         100,000         100,000
Pfizer Inc........................................................................      100,000                         100,000
PolyOne Corporation...............................................................                       22,400       1,350,000
Primus Guaranty, Ltd..............................................................                      250,000              --
Roper Industries, Inc.............................................................       40,000                         205,000
The TriZetto Group, Inc...........................................................      106,000                       1,243,000
Wind River Systems, Inc...........................................................                      277,000          50,000

----------
(a)   Shares received in a distribution from Motorola, Inc.


                                     [ 9 ]

                            STATEMENT OF INVESTMENTS

                                December 31, 2004

                           PORTFOLIO SECURITIES 91.5%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

  Prin.Amt.
  Or Shares                                                            Value
  ---------                                                            -----
             Banking and Finance 11.5%
    500,000   The Bank of New York Company, Inc..............      $ 16,710,000
    365,000   Capital One Financial Corporation..............        30,736,650
    285,000   Fifth Third Bancorp............................        13,480,500
                                                                   ------------
                                                                     60,927,150
                                                                   ------------
             Chemicals 3.5%
  1,350,000   PolyOne Corporation(a).........................        12,231,000
    150,000   Rohm and Haas Company..........................         6,634,500
                                                                   ------------
                                                                     18,865,500
                                                                   ------------
             Communications 0.7%
    900,000   Cincinnati Bell Inc.(a)........................         3,735,000
                                                                   ------------
             Electronics 12.2%
    430,000   Analog Devices, Inc............................        15,875,600
  1,210,000   Flextronics International Ltd.(a)..............        16,722,200
     22,083   Freescale Semiconductor, Inc. Class B(a).......           405,444
    980,000   Intel Corporation..............................        22,922,200
    200,000   Motorola, Inc..................................         3,440,000
  1,000,000   Solectron Corporation(a).......................         5,330,000
                                                                   ------------
                                                                     64,695,444
                                                                   ------------
             Energy 13.1%
    160,000   EnCana Corporation.............................         9,129,600
    220,000   Kerr-McGee Corporation.........................        12,713,800
    320,000   McMoRan Exploration Co.(a).....................         5,984,000
    300,000   Murphy Oil Corporation.........................        24,135,000
    400,000   Unocal Corporation.............................        17,296,000
                                                                   ------------
                                                                     69,258,400
                                                                   ------------
             Health Care 3.9%
    100,000   Abbott Laboratories............................         4,665,000
    100,000   Merck & Co., Inc. .............................         3,214,000
    100,000   Pfizer Inc.....................................         2,689,000
    450,000   Schering-Plough Corporation....................         9,396,000
    150,000   Vical Inc.(a)..................................           705,000
                                                                   ------------
                                                                     20,669,000
                                                                   ------------
             Information Technology Services 15.7%
    400,000   Accenture Ltd.(a)..............................        10,800,000
    400,000   Ceridian Corporation(a)........................         7,312,000
  1,690,000   Convergys Corporation(a).......................        25,333,100
    570,000   SunGard Data Systems Inc.(a)...................        16,148,100
  1,243,000   The TriZetto Group, Inc.(a)....................        11,808,500
  1,100,000   Unisys Corporation(a)..........................        11,198,000
     50,000   Wind River Systems, Inc.(a)....................           677,500
                                                                   ------------
                                                                     83,277,200
                                                                   ------------


                                     [ 10 ]

  Prin.Amt.
  Or Shares                                                            Value
  ---------                                                            -----
             Insurance 20.3%
    150,000   American International Group, Inc..............      $  9,850,500
    100,000   Arch Capital Group Ltd.(a).....................         3,870,000
     10,000   Erie Indemnity Co. Class A.....................           525,700
     70,000   The Plymouth Rock Company, Inc. Class A(b)(c)..        93,030,000
                                                                   ------------
                                                                    107,276,200
                                                                   ------------
             Manufacturing 9.7%
    505,000   Brady Corporation Class A......................        31,597,850
    170,000   Dover Corporation..............................         7,129,800
    205,000   Roper Industries, Inc..........................        12,457,850
                                                                   ------------
                                                                     51,185,500
                                                                   ------------
             Retail Trade 0.1%
              Grumman Hill Investments, L.P.(a)(c)...........           280,000
                                                                   ------------
             Transportation 0.8%
    533,757   Transport Corporation of America, Inc.
                Class B(a)(b)................................         4,483,558
                                                                   ------------
                Total Portfolio Securities
                (cost $212,942,773)..........................       484,652,952
                                                                   ------------

                           SHORT-TERM INVESTMENTS 8.3%
             Commercial Paper 4.7%
$16,626,000   DaimlerChrysler Corporation 2.1235% - 2.1855%
                due 1/5/05 - 1/26/05.........................        16,610,140
  8,267,000   General Electric Capital Corporation
                2.0140% - 2.1355% due 1/5/05 - 2/9/05                 8,253,799
                                                                   ------------
                                                                     24,863,939
                                                                   ------------
             U.S. Treasury Bills 3.6%
 19,183,000   U.S. Treasury Bills 1.7447% - 2.0058%
                due 2/17/05 - 3/10/05........................        19,128,682
                                                                   ------------
                  Total Short-Term Investments
                    (cost $43,992,621).......................        43,992,621
                                                                   ------------
                  Total Investments (cost $256,935,394)
                    (99.8%)..................................       528,645,573
                  Cash, receivables and other assets
                    less liabilities (0.2%)..................           823,102
                                                                   ------------
                  Net Assets (100%)..........................      $529,468,675
                                                                   ============

----------
(a)   Non-dividend paying.

(b)   Affiliate as defined in the Investment Company Act of 1940.

(c)   Valued at estimated fair value.

                 See accompanying notes to financial statements.


                                     [ 11 ]

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004

ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $209,480,287) (Note 1)..........................    $387,139,394
        Securities of affiliated companies (cost $3,462,486)
          (Notes 1, 5 and 6)....................................      97,513,558
        Short-term investments (cost $43,992,621)...............      43,992,621      $528,645,573
                                                                    ------------
    Cash, receivables and other assets:
        Cash....................................................         148,086
        Dividends and interest receivable.......................         280,467
        Office equipment and leasehold improvements, net........         538,889
        Other assets............................................         164,775         1,132,217
                                                                    ------------      ------------
            Total Assets........................................                       529,777,790
LIABILITIES:
    Accrued expenses and reserves...............................         309,115
                                                                    ------------
            Total Liabilities...................................                           309,115
                                                                                      ------------
NET ASSETS......................................................                      $529,468,675
                                                                                      ============
NET ASSETS are represented by:
    Common Stock $1 par value: authorized
      30,000,000 shares; issued 20,023,209 (Note 2).............                      $ 20,023,209
    Surplus:
      Paid-in...................................................    $234,314,820
      Undistributed net gain on sale of investments.............       3,322,783
      Undistributed net investment income.......................          97,684       237,735,287
                                                                    ------------
    Net unrealized appreciation of investments..................                       271,710,179
                                                                                      ------------
NET ASSETS......................................................                      $529,468,675
                                                                                      ============
NET ASSET VALUE PER COMMON SHARE
    (20,023,209 shares outstanding).............................                         $26.44
                                                                                         ======

                 See accompanying notes to financial statements.


                                     [ 12 ]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2004

INVESTMENT INCOME
Income:
    Dividends (net of foreign withholding taxes of $9,587).....    $ 4,262,668
    Interest...................................................        592,202       $ 4,854,870
                                                                   -----------
Expenses:
    Investment research........................................        759,500
    Administration and operations..............................        741,096
    Rent and utilities.........................................        314,775
    Franchise and miscellaneous taxes..........................        139,192
    Employees' retirement plans................................        129,489
    Directors' fees............................................        105,500
    Insurance..................................................        101,189
    Listing, software and sundry fees..........................         93,453
    Legal, auditing and tax fees...............................         72,355
    Depreciation and amortization..............................         61,109
    Stationery, supplies, printing and postage.................         58,341
    Travel and telephone.......................................         41,873
    Transfer agent and registrar fees and expenses.............         40,543
    Custodian fees.............................................         29,426
    Publications and miscellaneous.............................         93,283         2,781,124
                                                                   -----------       -----------
Net investment income..........................................                        2,073,746

NET REALIZED AND UNREALIZED GAIN  ON INVESTMENTS
Net realized gain from investment transactions.................     25,103,157
Net increase in unrealized appreciation of investments.........     42,322,038
                                                                   -----------
    Net gain on investments....................................                       67,425,195
                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM  OPERATIONS.........                       $69,498,941
                                                                                     ===========

                 See accompanying notes to financial statements.


                                     [ 13 ]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2004 and 2003

                                                                                                 2004                      2003
                                                                                                 ----                      ----
FROM OPERATIONS:
    Net investment income ........................................................           $   2,073,746            $   1,740,024
    Net realized gain on investments .............................................              25,103,157               24,761,313
    Net increase in unrealized appreciation
      of investments .............................................................              42,322,038              109,886,657
                                                                                             -------------            -------------
      Increase in net assets resulting from
        operations ...............................................................              69,498,941              136,387,994
                                                                                             -------------            -------------

DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income ........................................................              (2,177,537)              (2,050,627)
    Net realized gain from investment transactions ...............................             (23,622,634)             (24,612,727)
                                                                                             -------------            -------------
      Decrease in net assets from distributions ..................................             (25,800,171)             (26,663,354)
                                                                                             -------------            -------------

FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in
      Common Stock ...............................................................              10,682,306               12,692,986
    Cost of shares of Common Stock repurchased ...................................              (3,871,619)              (5,400,976)
                                                                                             -------------            -------------
      Increase in net assets from capital share transactions .....................               6,810,687                7,292,010
                                                                                             -------------            -------------
            Total increase in net assets .........................................              50,509,457              117,016,650
NET ASSETS:
    Beginning of year ............................................................             478,959,218              361,942,568
                                                                                             -------------            -------------
    End of year (including undistributed net investment
      income of $97,684 and $40,072, respectively) ...............................           $ 529,468,675            $ 478,959,218
                                                                                             =============            =============

                 See accompanying notes to financial statements.


                                     [ 14 ]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security Valuation--Securities are valued at the last sale price or, if unavailable, at the closing bid price. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The
        Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

      Federal  Income  Taxes--It  is  the  Corporation's   policy  to  meet  the
        requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

      Other--Security transactions are accounted for as of the date the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Common Stock--The Corporation repurchased 176,800 shares of its Common Stock in 2004 at an average price of $21.90 per share representing an average discount from net asset value of 13.58%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2004, a cash dividend of $.15 per share paid on June 25 and an optional distribution of $1.17 per share in cash, or one share of Common Stock for each 18 shares held, paid on December 27. In the optional distribution, 176,800 shares of Common Stock held as treasury shares by the Corporation were distributed, and 330,432 Common shares were issued.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2004, excluding short-term investments, were $75,903,742 and $102,190,732, respectively.


                                     [ 15 ]

      As of December 31, 2004, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $283,905,384 and $12,195,205, respectively.

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2004 to officers and directors amounted to $1,421,500, of which $105,500 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 2004 was $114,989.

      5. Affiliates--The Plymouth Rock Company, Inc., and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $1,066,100 from affiliates during the year ended December 31, 2004. Unrealized appreciation related to affiliates increased by $34,703,821 for the year 2004 to $94,051,073.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2004 such investments had an aggregate value of $93,310,000, which was equal to 17.6% of the Corporation's net assets. Investments in restricted securities at December 31, 2004, including acquisition dates and cost, were:

              Company                 Shares            Security        Date Purchased     Cost
----------------------------------   --------      -------------------  --------------  ----------
Grumman Hill Investments, L.P.                     Limited Partnership     9/11/85      $   18,190
                                                         Interest

The Plymouth Rock Company, Inc.       70,000         Class A Common        12/15/82      1,500,000
                                                          Stock             6/9/84         699,986

      The Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $34,227,572 for the year ended December, 31, 2004 to $91,091,824.

      7. Operating Lease Commitment--The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $3.1 million. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Minimum rental commitments under the lease are $314,241 per year for 2005 through 2008 and $329,172 for 2009.


                                     [ 16 ]

                              FINANCIAL HIGHLIGHTS

                                                             2004        2003        2002         2001         2000
                                                             ----        ----        ----         ----         ----
Per Share Operating Performance:
Net asset value, beginning of year ....................    $  24.32    $  18.72    $  28.54     $  32.94     $  35.05
Net investment income* ................................         .11         .09         .14          .18          .32
Net realized and unrealized gain (loss)
  on securities .......................................        3.33        6.91       (8.71)       (2.78)        1.92
                                                           --------    --------    --------     --------     --------
      Total from investment operations ................        3.44        7.00       (8.57)       (2.60)        2.24
Less:
Dividends from net investment income** ................         .11         .11         .14          .22          .32
Distributions from capital gains** ....................        1.21        1.29        1.11         1.03         4.03
Return of capital** ...................................          --          --          --          .55           --
                                                           --------    --------    --------     --------     --------
      Total distributions .............................        1.32        1.40        1.25         1.80         4.35
                                                           --------    --------    --------     --------     --------
Net asset value, end of year ..........................    $  26.44    $  24.32    $  18.72     $  28.54     $  32.94
                                                           ========    ========    ========     ========     ========
Per share market value, end of year ...................    $  22.85    $  20.89    $  16.28     $  25.31     $  28.25
Total return based on market(%) .......................       16.16       36.22      (31.23)       (2.42)       17.75
Total return based on NAV(%) ..........................       15.40       39.32      (29.43)       (6.54)        7.02
Ratios/Supplemental Data:
Net assets, end of year(000) ..........................    $529,469    $478,959    $361,943     $539,839     $596,289
Ratio of expenses to average net assets(%) ............         .55         .56         .50          .45          .38
Ratio of net investment income to average
  net assets(%) .......................................         .41         .42         .57          .60          .83
Portfolio turnover rate(%) ............................       16.72       12.90       19.50        10.32        13.54

----------
 * Per-share data are based on the average number of shares outstanding during the year.

** Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                See accompanying notes to financial statements.

                                   ----------

                      Proxy Voting Policies and Procedures

      The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation's proxy voting record for the twelve-month period ended June 30, 2004 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation's website at www.centralsecurities.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

                         Quarterly Portfolio Information

      The Corporation files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Corporation's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     [ 17 ]

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the "Corporation") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

      The information set forth for each of the years in the ten-year and two-year periods ended December 31, 2004 appearing in the tables on pages 4 and 5, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                                        KPMG LLP

New York, NY
January 26, 2005

--------------------------------------------------------------------------------


                                     [ 18 ]

                         BOARD OF DIRECTORS AND OFFICERS

                                      Principal Occupations (last five years)
Independent Directors          Age    and Position with the Corporation (if any)
---------------------         -----   ------------------------------------------

DONALD G. CALDER               67     President, G.L. Ohrstrom & Co. Inc.
  Director since 1982                 (private investment firm); Director of
                                      Brown-Forman Corporation, Carlisle
                                      Companies Incorporated and Roper
                                      Industries, Inc. (manufacturingcompanies)

JAY R. INGLIS                  70     Executive Vice President, National Marine
  Director since 1973                 Underwriters (insurance management
                                      company) since 2001; Executive Vice
                                      President, Holt Corporation (insurance
                                      holding company) prior thereto

DUDLEY D. JOHNSON              65     President, Young & Franklin Inc. (private
  Director since 1984                 manufacturing company)

C. CARTER WALKER, JR.          70     Private investor
  Director since 1974

Interested Director
-------------------

WILMOT H. KIDD                 63     Investment and research--President,
  Director since 1972                 Central Securities Corporation

                                      ------------------

CHARLES N. EDGERTON            60     Vice President and Treasurer,Central
                                      Securities Corporation

MARLENE A. KRUMHOLZ            41     Secretary, Central Securities Corporation
                                      since 2001; Senior Manager,
                                      PricewaterhouseCoopers LLP prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.


                                     [ 19 ]

                               BOARD OF DIRECTORS

                                Donald G. Calder
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

               CUSTODIAN

                 UMB Bank, N.A.
                   P.O. Box 419226, Kansas City, MO 64141-6226

               TRANSFER AGENT AND REGISTRAR

                 EquiServe Trust Company
                   P.O. Box 43069, Providence, RI 02940-3069
                   781-575-2724
                   www.equiserve.com

               INDEPENDENT REGISTERED AUDITORS

                 KPMG LLP
                   757 Third Avenue, New York, NY 10017


                                     [ 20 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the "Committee") meet the definition of "Audit Committee Financial Expert" as the term has been defined by the Securities and Exchange Commission ("SEC"). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee's charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

                                                  2004          2003

      Audit fees............................    $34,000(1)    $33,050(1)
      Audit-related fees....................          0             0
      Tax fees..............................     14,250(2)     13,500(2)
      All other fees........................          0             0
                                                -------       -------
      Total fees............................    $48,250       $46,550
                                                =======       =======

      (1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

      (2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP in fiscal year 2004 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Donald G. Calder, Jay R. Inglis, Dudley D. Johnson and C. Carter Walker, Jr.

Item 6. Schedule of Investments. Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

                         CENTRAL SECURITIES CORPORATION
                             PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company's board of directors. Our guidelines are based on the belief that a company's shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our stockholders, we will vote against management's recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

      o We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

      o We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

      o We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

      o We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

      o We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's stockholders. We evaluate proposals related to compensation on a case-by case basis.

      o We generally support stock option plans that are incentive based and not excessive.

      o We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

      o We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

      o We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

      o We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

      o We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

      o We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

      o We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

      o     We generally support share repurchase programs.

      o We generally support the general updating of or corrective amendments to corporate charters and by-laws.

      o We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

      o We generally support management's proposals regarding the approval of independent auditors.

      o We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

      o We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

      o We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable. Item is applicable for annual reports for fiscal years ending on or after December 31, 2005, and every semi-annual report filed after the first such annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

-----------------------------------------------------------------------------------------------------------------
                                                                                         (d) Maximum Number (or
                                                                 (c) Total Number of       Approximate Dollar
                               (a) Total                          Shares (or Units)       Value) of Shares (or
                               Number of        (b) Average      Purchased as Part of    Units) that May Yet Be
                               Shares (or     Price Paid per      Publicly Announced       Purchased Under the
       Period               Units) Purchased  Share (or Unit)     Plans or Programs         Plans or Programs
-----------------------------------------------------------------------------------------------------------------
Month #1 (July 1                 25,000           $21.60                  NA                       NA
through July 31)
-----------------------------------------------------------------------------------------------------------------
Month #2 (August 1
through August 31)               10,000           $21.20                  NA                       NA
-----------------------------------------------------------------------------------------------------------------
Month #3 (September 1
through September 30)            8,700            $22.03                  NA                       NA
-----------------------------------------------------------------------------------------------------------------
Month #4 (October 1
through October 31)              25,000           $22.57                  NA                       NA
-----------------------------------------------------------------------------------------------------------------
Month #5 (November 1
through November 30)               0                NA                    NA                       NA
-----------------------------------------------------------------------------------------------------------------
Month #6 (December 1
through December 31)             21,800           $22.79                  NA                       NA
-----------------------------------------------------------------------------------------------------------------
Total                            90,500           $22.19                  NA                       NA
-----------------------------------------------------------------------------------------------------------------

The 21,800 shares in December 2004 were purchased in private transactions with a stockholder. All other shares purchased were made in open market transactions as authorized by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since such procedures were last described in the Corporation's proxy statement dated February 2, 2005.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the "Corporation") have concluded that the Corporation's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
    -------------------------
Wilmot H. Kidd
President

February 1, 2005
Date

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
    -------------------------
Wilmot H. Kidd
President

February 1, 2005
Date

By: /s/ Charles N. Edgerton
    -------------------------
Charles N. Edgerton
Treasurer

February 1, 2005
Date